UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

THERMON GROUP HOLDINGS, INC. THERMON HOLDING CORP.
(Exact name of each Registrant as specified in its respective charter)

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Delaware	001-35159	27-2228185
Delaware	333-168915-05	26-0249310

100 Thermon Drive
San Marcos, Texas 78666
(Address of principal executive offices) (zip code)

(512) 396-5801
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2011 and in connection with the consummation of the initial public offering (the “IPO”) of common stock, par value $0.001 per share, of Thermon Group Holdings, Inc. (the “Company”), as described in the Registration Statement on Form S-1 (File No. 333-172007) (as amended, the “Registration Statement”), that certain Amendment No. 1, dated as of April 1, 2011 (the “Securityholder Agreement Amendment”), to the Amended and Restated Securityholder Agreement, dated as of April 30, 2010, among the Company, CHS Private Equity V LP, CHS Associates V (together with CHS Private Equity V LP, “CHS”), Thompson Street Capital Partners II, L.P. (“TSCP”), Crown Investment Series LLC—Series 4 (“Crown”) and Star Investment Series LLC—Series 1 (“Star,” and together with CHS, TSCP and Crown, the “Sponsors”) became effective.  The provisions of the Securityholder Agreement Amendment are substantially identical to the form of such document filed as Exhibit 10.24 to the Registration Statement and as described therein.  A copy of the Securityholder Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Sponsors collectively hold a majority of the outstanding capital stock of the Company, and two current members of the boards of directors of the Company and Thermon Holding Corp., a direct wholly owned subsidiary of the Company (“THC” and, together with the Company, the “Registrants”), have been designated by, and are affiliated with, CHS (Marcus J. George) and TSCP (James A. Cooper).  For further information concerning the other material relationships between the Sponsors and the Company, see “Certain Relationships and Related Party Transactions” in the Company’s prospectus, dated May 4, 2011, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On May 10, 2011 and in connection with the consummation of the IPO, as described in the Registration Statement, that certain Termination Agreement, dated as of April 1, 2011 (the “Termination Agreement”), relating to the Management Services Agreement, dated as of April 30, 2010 (the “Management Services Agreement”), among Thermon Industries, Inc., a direct wholly owned subsidiary of THC (the “Note Issuer”), and the Sponsors became effective, and the Management Services Agreement was terminated.  In connection with the termination of the Management Services Agreement, the Company, on behalf of the Note Issuer, paid a one-time cash termination fee in the aggregate amount of $7,356,757 (of which $5,032,570 was paid to CHS, $1,159,936 was paid to TSCP, $1,107,906 was paid to Crown and $56,345 was paid to Star). The provisions of the Termination Agreement are substantially identical to the form of such document filed as Exhibit 10.23 to the Registration Statement and as described therein.  A copy of the Termination Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information set forth above in the second paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On May 10, 2011 and in connection with the consummation of the IPO, the Note Issuer called for redemption of a portion of its outstanding 9.500% Senior Secured Notes due 2017, CUSIP No. 88362R AC1 (the “Notes”).  The Note Issuer will redeem $21.0 million aggregate principal amount of the outstanding $189.0 aggregate principal amount of the Notes.  The redemption price of the Notes is 103% of the principal amount redeemed, plus accrued and unpaid interest thereon until the redemption date, payable in cash.  The redemption date will be June 9, 2011.  The redemption will be financed with a portion of the net proceeds from IPO, as described in the Registration Statement.

The Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture, dated as of April 30, 2010, between the Note Issuer, as successor by merger to Thermon Finance, Inc., and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (the “Trustee”), and the First Supplemental Indenture, dated as of April 30, 2010, among the Note Issuer, the Trustee and the guarantors party thereto, including THC.

A copy of the Notice of Partial Redemption dated May 10, 2011 relating to the redemption in part of the Notes is incorporated by reference herein as Exhibit 99.1.

On May 13, 2011, the Note Issuer issued a press release discussing the foregoing, which is incorporated by reference herein as Exhibit 99.2.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

On May 10, 2011 and in connection with the consummation of the IPO, as described in the Registration Statement, (i) Daniel J. Hennessy (chairman), Brian P. Simmons and George P. Alexander resigned from the boards of directors of the Registrants; (ii) the appointment of Michael W. Press as a member of the boards of directors of the Registrants became effective; (iii) the appointment of Charles A. Sorrentino as chairman of the boards of directors of the Registrants became effective; and (iv) Richard E. Goodrich (chair, audit committee), Michael W. Press (chair, nominating and corporate governance committee) and Charles A. Sorrentino (chair, compensation committee) comprised the members of the audit, compensation and nominating and corporate governance committees of the Registrants’ boards of directors.  For biographical information regarding these directors and a description of the material terms of their compensation, see “Management” in the Company’s prospectus, dated May 4, 2011, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is incorporated herein by reference. Messrs. Hennessy and Simmons were members of the compensation committees of the boards of directors of the Registrants.  The resignations of Messrs. Hennessy, Simmons and Alexander were not caused by any disagreement with the Registrants.  As described in the Registration Statement, Mr. Hennessy will remain a non-voting observer of the boards of directors of the Registrants.

Amendments to Manager Equity Agreements

On May 10, 2011 and in connection with the consummation of the IPO, that certain Amendment No. 1 (the “Manager Equity Agreement Amendment”) to the Manager Equity Agreements among the Company, CHS Private Equity V LP and each of the Company’s current and former members of management and key employees who made equity investments in the Company in connection with the acquisition by CHS on April 30, 2010 (collectively, the “management investors”), became effective.  Rodney Bingham, George P. Alexander, René van der Salm, David P. Ralph and Richard Hageman are among the management investors who are party to manager equity agreements. The provisions of each Manager Equity Agreement Amendment are substantially identical to the form of such document filed as Exhibit 10.25 to the Registration Statement and as described therein.  A copy of the Manager Equity Agreement Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2011 and in connection with the consummation of the IPO, the Company filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”) and amended and restated its bylaws, effective as of May 10, 2011 (the “Bylaws”).  The provisions of the Certificate of Incorporation and the Bylaws are substantially identical to the forms of such documents filed as Exhibits 3.4 and 3.5, respectively, to the Registration Statement and as described therein.  Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of Thermon Group Holdings, Inc., dated as of May 10, 2011.

3.2	Amended and Restated Bylaws of Thermon Group Holdings, Inc., effective as of May 10, 2011.

10.1
Amendment No. 1 to Amended and Restated Securityholder Agreement, dated as of April 1, 2011 and effective as of May 10, 2011, among Thermon Group Holdings, Inc., CHS Private Equity V LP, CHS Associates V, Thompson Street Capital Partners II, L.P., Crown Investment Series LLC—Series 4 and Star Investment Series LLC—Series 1 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K of Thermon Holding Corp. filed on April 18, 2011)

10.2
Termination Agreement, dated as of April 1, 2011 and effective as of May 10, 2011, among Thermon Industries, Inc., CHS Private Equity V LP, Thompson Street Capital Partners II, L.P., Crown Investment Series LLC—Series 4 and Star Investment Series LLC—Series 1 relating to Management Services Agreement dated April 30, 2010 (incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K of Thermon Holding Corp. filed on April 18, 2011)

10.3
Form of Amendment No. 1 to the Manager Equity Agreement, effective as of May 10, 2011, among Thermon Group Holdings, Inc., CHS Private Equity V LP, and the management investors (incorporated by reference to Exhibit 10.25 to Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-172007) of Thermon Group Holdings, Inc. filed on April 19, 2011)

99.1	Notice of Partial Redemption to the Holders of 9.500% Senior Secured Notes due 2017 of Thermon Industries, Inc., dated May 10, 2011

99.2	Press Release regarding partial redemption of the Notes, dated May 13, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2011	THERMON GROUP HOLDINGS, INC. THERMON HOLDING CORP.
	By:	/s/ Jay Peterson
Chief Financial Officer

 Exhibit Index

Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of Thermon Group Holdings, Inc., dated as of May 10, 2011.

3.2	Amended and Restated Bylaws of Thermon Group Holdings, Inc., effective as of May 10, 2011.

10.1
Amendment No. 1 to Amended and Restated Securityholder Agreement, dated as of April 1, 2011 and effective as of May 10, 2011, among Thermon Group Holdings, Inc., CHS Private Equity V LP, CHS Associates V, Thompson Street Capital Partners II, L.P., Crown Investment Series LLC—Series 4 and Star Investment Series LLC—Series 1 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K of Thermon Holding Corp. filed on April 18, 2011)

10.2
Termination Agreement, dated as of April 1, 2011 and effective as of May 10, 2011, among Thermon Industries, Inc., CHS Private Equity V LP, Thompson Street Capital Partners II, L.P., Crown Investment Series LLC—Series 4 and Star Investment Series LLC—Series 1 relating to Management Services Agreement dated April 30, 2010 (incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K of Thermon Holding Corp. filed on April 18, 2011)

10.3
Form of Amendment No. 1 to the Manager Equity Agreement, effective as of May 10, 2011, among Thermon Group Holdings, Inc., CHS Private Equity V LP, and the management investors (incorporated by reference to Exhibit 10.25 to Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-172007) of Thermon Group Holdings, Inc. filed on April 19, 2011)

99.1	Notice of Partial Redemption to the Holders of 9.500% Senior Secured Notes due 2017 of Thermon Industries, Inc., dated May 10, 2011

99.2	Press Release regarding partial redemption of the Notes, dated May 13, 2011